AXIS Capital Wachovia Nantucket Equity Conference 2008 David Greenfield, CFO June 25, 2008 Exhibit 99.1

Safe Harbor Disclosure
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the
U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the
United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,”
“intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to hurricanes and other catastrophes, our expectations regarding pricing and other market conditions, our growth prospects, the amount of our acquisition costs, the amount of our net losses and loss reserves, the projected amount of our capital expenditures, management of interest rate and foreign currency risks, valuations of potential interest rate shifts and foreign currency rate changes and measurements of potential losses in fair market values of our investment portfolio. Forward-looking statements only reflect our expectations and are not guarantees of performance. These statements involve risks, uncertainties and assumptions. Actual events or results may differ materially from our expectations. Important factors that could cause actual events or results to be materially different from our expectations include (1) the occurrence of natural and man-made disasters,
(2) actual claims exceeding our loss reserves, (3) the failure of any of the loss limitation methods we employ,
(4) the effects of emerging claims and coverage issues, (5) the failure of our cedants to adequately evaluate risks, (6) the loss of one or more key executives, (7) a decline in our ratings with rating agencies, (8) loss of business provided to us by our major brokers, (9) changes in accounting policies or practices, (10) changes in governmental regulations, (11) increased competition, (12) changes in the political environment of certain countries in which we operate or underwrite business, (13) interest rate and/or currency value fluctuations,
(14) general economic conditions and (15) other matters that can be found in our filings with the Securities and
Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Cautionary Statement Regarding Forward-looking Statements

Well-diversified leader in the global wholesale P&C markets
Established global insurance and reinsurance platforms
Well-diversified mix of specialty and niche businesses
Geographic diversification globally
Disciplined and proven underwriter
Proven steward of capital (generated profitability in every year since inception in 2001)
Conservative reserving practices
Well-managed exposure
Platform built to execute in all phases of (re)insurance cycle
Strong balance sheet with solid financial performance
Conservative balance sheet with total assets of $15.6 billion and total capitalization of $5.9 billion
High-quality, conservative investment portfolio
Ratings of A (S&P - positive), A2 (Moody’s - stable) and A (AM Best -
stable)
18% compound annual growth in diluted book value and accumulated dividends since 2002
Experienced management team with significant stock ownership
Investment Highlights

GPW by Segment
2007 GPW = $3,590 M
AXIS Re
43%
AXIS
Insurance
57%
$0
$1,000
$2,000
$3,000
$4,000
2002 2003 2004 2005 2006 2007
AXIS Insurance
AXIS Re
$1,108
$2,274
$3,012
$3,394
$3,609
($ in millions)
Gross Premiums Written 2002 - 2007
Global Specialty Insurer and Reinsurer
$3,590
Well-positioned to navigate all phases of (re)insurance cycle with established presence in both insurance and reinsurance
markets globally

Diversified Strategic Footprint
2002
$1.1Bn
2003
$2.3Bn
2004
$3.0Bn
2005
$3.4Bn
2006
$3.6Bn
Bermuda
London-
market
Worldwide
specialty
lines
portfolio
U.S. excess &
surplus lines
U.S.
professional
lines renewal
rights (D&O)
Bermuda
professional
lines (D&O)
E&O team
European
professional
lines
Media Pro
relationship
established
Entry into
media liability
and
small/middle-
market
professional
lines
business
through
acquisition of
Media Pro
AXIS
Re
Property
catastrophe
reinsurance
portfolio
Establishment of
U.S. casualty
reinsurance
portfolio
Establishment of
Continental
European
reinsurance
presence in Zurich
AXIS
Insurance
Representative
office in Singapore
Selective diversification by product and geography with well-timed entry
Continued diversification at many levels within portfolio
Entry into
global
engineering
and
construction
reinsurance
2007
$3.6Bn
2008
Australia
branch
Singapore
branch
pending
Canada
branch
pending
Singapore
branch
pending

Quality, Sustainability and Profitability
27.7%
22.5%
23.0%
21.5%
24.4% 25.2%
42.7%
51.1%
61.4%
80.3%
52.9%
50.1%
0%
25%
50%
75%
100%
2002 2003 2004 2005 2006 2007
24.6%
26.7%
2.9%
16.3%
22.3%
14.7%
0%
10%
20%
30%
2002 2003 2004 2005 2006 2007
$1,055.2
$925.8
$90.1
$495.0
$532.4
$265.1
$0
$250
$500
$750
$1,000
$1,250
2002 2003 2004 2005 2006 2007
($ in millions)
70.4%
73.6%
84.4%
101.8%
77.3%
Total Expense Ratio
Loss Ratio
AVERAGE=
80.5%
AVERAGE =
17.9%
Return on Average Common Equity Net Income
Combined Ratio
75.3%

Q1 2008 Results
$1,303
$1,264
$1,100.0
$1,200.0
$1,300.0
$1,400.0
$1,500.0
Q1 2007 Q1 2008
Consolidated
Gross Premiums Written
(3.0%)
$866
$829
$0.0
$250.0
$500.0
$750.0
$1,000.0
Q1 2007 Q1 2008
AXIS Re
Gross Premiums Written
(4.3%)
$436
$435
$0.0
$250.0
$500.0
Q1 2007 Q1 2008
AXIS Insurance
Gross Premiums Written
(0.0%)
80.7%
81.2%
0.0%
25.0%
50.0%
75.0%
100.0%
Q1 2007 Q1 2008
Consolidated Combined Ratio
= 0.5%
$125
$86
$0.0
$50.0
$100.0
$150.0
$200.0
Q1 2007 Q1 2008
(31.6%)
$228
$238
$0.0
$125.0
$250.0
Q1 2007 Q1 2008
Consolidated Net Income Consolidated Net Investment Income
4.5%
($ in millions)
GPW decreased due to higher cedant retentions in AXIS Re and underwriting discipline against backdrop of competitive market conditions.
Strong underwriting results and FX gains offset negative impact of financial markets turmoil on net investment income.

AXIS Insurance – Strategic Global Presence
Bermuda
• Global capability with few exceptions
• Ability to transact with both
Bermuda and London
wholesale markets
Europe
• London and Dublin
• Surplus-lines eligible in 43 states
• Freedom of Services permissions in all 27
EU countries
• Business written in 188 countries
since inception
Australasia
• Singapore branch (pending)
• Australia branch
North America
• Nationwide network of 10 offices in U.S.
• Office in Toronto
• Flexibility to write on admitted
and non-admitted basis in all 50
states
• Top 15 E&S carrier in the U.S.
• Canada branch (pending)

AXIS Insurance Overview
2007 GPW by Line of Business
Total GPW = $2,039 M
Property 32%
Marine 11%
Terrorism 3%
Aviation 3%
Political Risk 11%
Professional
Lines 26%
Liability 12%
Other 1%
Net Premiums Earned
Underwriting Profit
Combined Ratio
$1,208 M
374 M
69.2%
2007 Financial Highlights
Product lines coordinated on a
global basis
Specialty Lines division –
both traditional P&C and
specialty insurance products
Professional Lines division –
D&O, E&O and other professional
lines products
Capital Risk Solutions division–
political risk, emerging market
credit, aviation and terrorism
products
Select Markets division –
specialty insurance products
largely targeting small and
middle market commercial
clients

AXIS Insurance Premium Since Inception
0
300
600
900
1,200
1,500
1,800
2,100
2002 2003 2004 2005 2006 2007
($ in millions)
$794
$1,607
$1,920
Property
Marine
Terrorism
Aviation &
Aerospace
$1,875
$2,070
Political
Risk
Professional
Lines
Casualty
Accident
& Health
$2,039
Focus on underwriting profitability
69%
72%
93%
81%
68%
62%
Combined Ratio

AXIS Re Overview
2007 GPW by Line of Business
Total GPW = $1,551 M
Catastrophe 30%
Property 18%
Professional
Lines 15%
Credit and
Bond
8%
Motor 6%
Other 7%
Liability 16%
Net Premiums Earned
Underwriting Profit
Combined Ratio
$1,526 M
364 M
76.3%
2007 Financial Highlights
Established presence in New York,
Bermuda, Zurich and Singapore
Global catastrophe reinsurance
portfolio complemented by:
Targeted activity in specialist U.S.
casualty reinsurance and
Balance of both traditional and
specialist reinsurance in
Continental Europe
Primarily non-proportional
business
Sought-after lead market offering
technical expertise and meaningful
capacity
Focus on targeted clients in
specific market segments to limit
capacity provided to a given
segment

AXIS Re Premium Since Inception
0
300
600
900
1,200
1,500
1,800
2002 2003 2004 2005 2006 2007
($ in millions)
$667
$1,093
$1,519
(1)
$1,539
Catastrophe Property Professional Lines Credit & Bond
Motor Liability Other
$314
(1)  Includes KRW reinstatement premiums of $88 million.
$1,551
Focus on underwriting profitability
76%
78%
106%
85%
66%
62%
Combined Ratio

Risk Management Strategies
• Properly considered and controlled medium
and long-term strategy
• Minimizes reliance on external protection
(e.g. securitization of risks or reinsurance
purchase)
• Diversification credit applied only within
portfolios and portfolio risk-adequate pricing
is mandated by business unit
Strict Control Environment
Defined Tolerance Levels
• Rigorous, centralized peer review
• Controls designed to identify, assess and
manage risk
• Limits expressed in ways that can be
measured, monitored and peer-reviewed
• Strict budgeting and accumulation control
• Maximum limits and risk tolerances for
potential shock losses
• Limit overall exposure to long-tail business
• Robust management of overlap between
insurance and reinsurance businesses
Selective Diversification

Return on average common equity (2002-2007 average)

Strong Risk Management
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
4% 6% 8% 10% 12% 14% 16% 18% 20%
Company A
Company B
Company C
Company D
Company E
Company L
AXIS
Company K
Six year standard deviation (2002-2007 RoACE)
Company I
Company G
Company J
Company H
Company F
2.06
2.17
0.97
1.89
1.49
1.33
2.02
0.44
0.98
0.94
0.97
0.72
1.31
Note: Peer universe comprises Bermuda-based (re)insurers and U.S. reinsurers. Data label calculated as RoACE (2002-2007 average) / six year standard deviation
Source: Company filings
Strong risk management has driven outstanding risk-return profile

Strong Balance Sheet
Total Cash and Invested Assets
Premiums Receivable
Reinsurance Recoverable
Other Assets
Total Assets
Loss & Loss Adjustment Expense Reserves
Unearned Premium
Long-Term Debt
Other Liabilities
Total Liabilities
Total Shareholders’ Equity
Gross Reserves / Equity Capital
Gross Reserves / Total Capital
Net Reserves / Equity Capital
Net Reserves/ Total Capital
Reinsurance Recoverables / Equity Capital
Reinsurance Recoverables / Total Capital
$10,311
1,231
1,357
1,776
$14,675
$5,587
2,146
499
1,284
$9,516
$5,159
108%
99%
82%
75%
26%
24%
($ millions)
$7,703
1,027
1,518
1,678
$11,926
$4,743
1,760
499
1,411
$8,414
$3,512
135%
118%
92%
80%
43%
38%
$9,653
1,126
1,359
1,528
$13,665
$5,015
2,016
499
1,723
$9,253
$4,412
114%
102%
83%
74%
31%
28%
2007
December 31,
2006 2005
March 31,
2008
$10,655
1,608
1,426
1,952
$15,640
$5,814
2,575
499
1,381
$10,269
$5,371
108%
99%
82%
75%
26%
24%

Favorable Reserve Development since Inception
27.7
106.8
268.7
168.3
214.0
54.6
28.1
74.9
114.3
49.0
123.0
33.4
$0
$100
$200
$300
$400
2003 2004 2005 2006 2007 Q1 08
($ in millions)
Reinsurance Insurance
$55.8
$181.7
$383.0
$216.5
$322 excluding
adverse KRW
development of
$105
$337.0
We mitigate reserve risk by limiting overall exposure to long-tail business, integrating third-party actuarial input into our prudent reserving practices and by utilizing institutional knowledge from participation in both insurance and reinsurance markets
$88.1

Strong Net Reserve Position
$454
$59
$63
$361
$271
$73
$574
$316
$599
$443
$556
$538
$0
$400
$800
$1,200
Property and
Other
Liability Professional
Lines
Cat, Property &
other
Credit & Bond,
Motor & Liability
Professional
Lines
Net Case Reserves Net IBNR Reserve
($ in millions)
AXIS Insurance
Net IBNR Reserves = $1,489
Net Reserves = $2,065
AXIS Re
Net IBNR Reserves = $1,537
Net Reserves = $2,243
$1,028
$375
$662
$804
$827
$611
Note:  Information as of December 31, 2007

Conservative Investment Portfolio
Mortgage
Backed
Securities
34%
Corporate Debt
21%
U.S.
Treasury/Agency
12%
Asset Backed
Securities
4%
Cash & Equivalents
15%
Municipals/Non- U.S.
Government
8%
Total Cash and Fixed Income (ex. Other)
$10.0 Bn
Duration (years)
Average Credit Quality
Book Yield (Mar 31)
Total Return  (TTM)
2.61
AA+
5.06%
6.30%
Managers have a total return
mandate
Emphasis on capital
preservation
Short duration customized fixed
income benchmarks
No non-investment grade
holdings in fixed income
portfolio
No exposure to lower-rated
tranches of sub prime ABS
81.5% of investments are AA- or
better
Other Investments
6%
Total Cash & Investments
$10.7 Bn

$152.1
$256.7
$407.1
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
Other Investments
Fixed Income
Cash
LTM Net Investment Income
Investment Income Momentum
$4
4.9%
($36)
4.9%
$3
4.8%
$24
4.8%
$25
4.9%
$2
5.0%
$3
5.0%
$5 $13 $6 $6 $3 $1 $1 $1 - -
Investment
Income Other
Investments
(in millions)
4.8% 5.1% 4.6% 4.3% 4.0% 3.8% 3.7% 3.5% 3.2% 3.3%
Earned Yield
for Cash and
Fixed
Maturities
$
$482.9
$443.2
Growth in investment income driven by strong operating cash flows and growth in invested assets
$

Modest Financial Leverage = Financial Flexibility
1,961
2,817
3,238
3,012
3,913
4,659
4,871
250
250
250
250
250
250
250
250
499
499
499
499
499
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2002 2003 2004 2005 2006 2007 3/31/2008
($ in millions)
$2,817
$3,737
$4,011
$4,912
Common
Equity
Series A
Preferred Equity
Series B
Preferred Equity
Debt
$1,961
$5,658
Capitalization Ratios
Debt / Total Capital                 8.5%
Debt + Preferred / Total Capital  17.0%
$5,871

Driving Shareholder Value Creation
Diluted Book Value Per Share (1)
(1) Calculated using the treasury stock method.
Accumulated Dividends Paid
Diluted book value per share + Accumulated dividends
2002 – Q1 08 Average ROACE = 18.0%
Diluted book value per share plus accumulated dividends have grown at an annualized rate of 17.7%
from 2002 through March 31, 2008
$13.90
$16.81
$19.81 $19.43
$25.14
$31.14
’02-Q1 08 CAGR =
17.7%
$32.68
$29.96
$28.79
$23.45
$18.34
$19.29
$16.74
$13.90
$0.00
$7.00
$14.00
$21.00
$28.00
$35.00
2002 2003 2004 2005 2006 2007 Q1 08